SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.      Results of Operations and Financial Condition.

        GrafTech International Ltd. (the “Corporation”) hereby incorporates by reference the contents of the press release, dated October 23, 2003, announcing its financial results for the 2003 third quarter. A copy of this press release is furnished herewith as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     October 23, 2003

GRAFTECH INTERNATIONAL LTD. By: /s/ Craig S. Shular —————————————— Craig S. Shular Chief Executive Officer and President

EXHIBIT INDEX

99.1	Press Release of GrafTech International Ltd., dated October 23, 2003.